Batterymarch U.S. Small Capitalization Equity Portfolio

                    Supplement to the Institutional Class and Financial Intermediary Class Prospectus dated August 1, 2005


The 2.00% redemption fee charged by the Portfolio on shares redeemed or exchanged within 60 days of purchase, as described in the Shareholder Fees table on page 7 and page 17 of the Prospectus, will apply to redemptions made on or after November 1, 2005.

If your shares are held through an intermediary in an omnibus account, the Portfolio relies on the intermediary to assess the redemption fee on underlying shareholder accounts. Certain intermediaries may not apply some or all of the exemptions to the redemption fee policy; therefore, redemptions by persons trading through such intermediaries will be subject to the policies of those intermediaries. If you hold shares through an intermediary, you should check with your respective intermediary to determine which transactions are subject to the redemption fee. Legg Mason seeks to identify intermediaries maintaining omnibus accounts in the Portfolio, and to ensure their implementation of the Portfolio's redemption fee policy; however, there can be no assurance that Legg Mason will be successful in identifying all intermediaries or that the intermediaries will properly assess the fee.

Recordkeepers for retirement plan participants who are not able to implement the redemption fee by November 1, 2005 because of systems limitations and who provide verification to that effect will be permitted by Legg Mason to delay the implementation of redemption fees. All such recordkeepers will be expected to implement the redemption fee by January 1, 2006, implement short-term trading restrictions approved by Legg Mason to prevent excessive trading by participants until such recordkeepers have the systems capabilities to assess the fee, and set forth a redemption fee implementation plan acceptable to Legg Mason. If you purchase shares through a retirement plan, you should check with their recordkeeper to determine when redemptions will be subject to a redemption fee.


This supplement should be retained with your Prospectus for future reference.

                   This supplement is dated September 8, 2005